Exhibit 10.29
NOTE EXCHANGE AGREEMENT

THIS NOTE EXCHANGE AGREEMENT (this “Agreement”) is dated as of January __, 2016 (the “Closing Date”), between True Drinks Holdings, Inc., a Nevada corporation (the “Company”) and the holder signatory hereto (the “Holder”) of a senior subordinated secured promissory note (the “Note”), payable by the Company in the principal amount set forth opposite the Holder’s name on the signature page attached hereto, which Note is attached hereto as Exhibit A.

Recitals

WHEREAS, the principal amount of the Note is currently outstanding, which amount is set forth opposite the Holder’s name on the signature page attached hereto (the “Outstanding Principal”);

WHEREAS, the Note is set to mature on September __, 2016 (the “Maturity Date”);

WHEREAS, in order to avoid penalty or premium incurred by satisfying any portion of the Note prior to the Maturity Date, Section 2.1(b) of the Note requires the Company to deliver to the Holder five days’ notice prior to any such payment;

WHEREAS, in accordance with Section 2.2 of the Note, all outstanding principal amounts under the Note currently accrue interest at a rate of 12% per annum;

WHEREAS, Section 2.3 of the Note requires that all payments of principal and interest on the Note must be paid in cash;

WHEREAS, the Company and the Holder desire to exchange the Outstanding Principal of the Note for shares of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock”) and waive Sections 2.1(b), 2.2, 2.3 of the Note on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

1.           Securities Exchange.

(a)           Upon the following terms and subject to the conditions contained herein, the Holder agrees to deliver to the Company the Note in exchange for that number of shares of Preferred Stock as set forth opposite the Holder’s name on the signature page attached hereto, which Preferred Stock shall represent the Outstanding Principal divided by $113.33.

(b)           The execution and delivery of this Agreement by the parties hereto and the closing under this Agreement (the “Closing”) shall occur upon execution of this Agreement and the delivery of the Note to the Company for cancellation.  At Closing, (i) the Preferred Stock issued in exchange for cancellation of the Note shall be deemed the full and final consideration for the cancellation of the Note, and the Note shall thereby be fully satisfied, terminated and of no further force and effect without any further action by any party; and (ii) all security interests and other liens of every type at any time granted to or held by the Holder as security for the indebtedness evidenced by the Note shall be terminated and automatically released without further action by the Holder.

2.           Waiver. The Holder hereby irrevocably waives the provisions set forth in Sections 2.1(b), 2.2 and 2.3 of the Note, such that: (i) the Company will not incur any penalty or premium by the exchange of the Note for the Preferred Stock; (ii) the Company will not be obligated or required to pay any interest accrued under the terms of the Note; and (iii) and the Holder will accept that number of shares of the Preferred Stock as set forth opposite the Holder’s name on the signature page attached hereto, rather than cash, as full satisfaction of the Company’s obligations under the Note.

3.           Representations, Warranties and Covenants of the Holder.  The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company.

(a)           This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has the power and authority to execute and deliver this Agreement and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(b)           The Holder understands that the Preferred Stock is being offered and sold in reliance on specific provisions of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

(c)           The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Holder is a party or by which the Holder’s properties or assets are bound, or (ii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Holder or by which any property or asset of the Holder are bound or affected, except, in each case, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Holder’s ability to perform its obligations under this Agreement.

(d)           The Holder is an “accredited investor” as defined under Rule 501 of Regulation D promulgated under the Securities Act, with sufficient knowledge and experience in financial matters as to be capable of evaluating the risks and merits of the transaction contemplated hereby.

(e)           The Holder is acquiring the Preferred Stock for the Holder’s own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that by making the representations herein, the Holder does not agree to hold the Preferred Stock for any minimum or other specific term and reserves the right to dispose of such shares at any time in accordance with federal and state securities laws applicable to such disposition.

(f)           The Holder understands that the Preferred Stock, including the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issuable upon conversion of the Preferred Stock (the “Conversion Shares”), are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Preferred Stock or Conversion Shares can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or an exemption from registration under the Securities Act is available (and then the Preferred Stock and/or Conversion Shares may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

(g)           The Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

(h)           The Holder acknowledges that the Preferred Stock was not offered to the Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

(i)           The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Note free and clear of all rights and Encumbrances (as defined below) other than restrictions under the Securities Act and other applicable federal and state securities laws.  The Holder has full power and authority to transfer and dispose of the Note free and clear of any right or Encumbrance other than restrictions under the Securities Act and other applicable federal and state securities laws.  Other than the transactions contemplated by this Agreement, there is no pending proposal, or other right of any person to acquire all or any of portion of the Note.  “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(j)           No person or entity, other than the Company, has been authorized to give any information or to make any representation on behalf of the Company in connection with the offering of the Preferred Stock, and if given or made, such information or representations have not been relied upon by the Holder as having been made or authorized by the Company.  The only representations and warranties made by the Company in connection with the offering of the Preferred Stock are those contained in this Agreement, and the only information made available by the Company in connection with the offering of Securities is contained in this Agreement.

4.           Representations, Warranties and Covenants of the Company.  The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

(a)           The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

(b)           This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c)           The Company covenants and agrees that promptly following the Closing, the Note will be cancelled and retired by the Company.

5.           Registration Rights.

(a)      If, at any time following the date of this Agreement, any Conversion Shares remain outstanding, and (i) there is not one or more effective registration statements covering all of the Conversion Shares (a “Registration Statement”) and (ii) the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the Holder of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the Securities Act, include in such registration all Conversion Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”).  Such notice shall offer the Holder the opportunity to register such number of Conversion Shares as the Holder may request.

(b)      If at any time the Securities and Exchange Commission (the “SEC”) takes the position that the offering of some or all of the Conversion Shares in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires the Holder to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and the Holder is not an “underwriter”.   In the event that, despite the Company’s best efforts and compliance with the terms of this Section 5(b), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Conversion Shares and/or (ii) agree to such restrictions and limitations on the registration and resale of the Conversion Shares as the SEC may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name the Holder as an “underwriter” in such Registration Statement without the prior written consent of the Holder.  Any cut-back imposed on the Holder pursuant to this Section 5(b) shall be allocated among all outstanding Conversion Shares issuable to and/or held by any Holder on a pro rata basis.

6.           Fees and Expenses.  Each party hereto shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.           Waiver of Interest.  In addition to the waiver of any and all accrued interest under Section 2 of this Agreement, the Holder hereby irrevocably waives any and all claims, demands, suits, actions, causes of action and rights whatsoever at law or in equity, now existing or arising relating to any accrued and unpaid interest on the Note or any other agreement between the parties.  The Holder hereby acknowledges and agrees that it shall not commence or prosecute in any way, or cause to be commenced or prosecuted, any action in any court relating to such accrued and unpaid interest.

8.           Governing  Law; Consent to Jurisdiction  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of Orange in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.  EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY.  Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein.  Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

9.           Confidentiality.  The Holder acknowledges and agrees that the existence of this Agreement and the information contained herein and in the Exhibits hereto (collectively, “Confidential Information”) is of a confidential nature and shall not, without the prior written consent of the Company, be disclosed by the Holder to any person or entity, other than the Holder’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and that it shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement.  Notwithstanding the foregoing, the Holder may use or disclose Confidential Information to the extent the Holder is required by law to disclose such Confidential Information, provided, however, that prior to any such required disclosure, Holder shall give the Company reasonable advance notice of any such disclosure and shall cooperate with the Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information.  The Holder further acknowledges and agrees that the information contained herein and in the other documents relating to this transaction may be regarded as material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Holder shall not purchase or sell any securities of the Company, or communicate such information to any other person.

10.           Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties hereto.

11.           Counterparts.  This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

TRUE DRINKS HOLDINGS, INC.
By:________________________________ Name: Title:
HOLDER:
___________________________________
(Print or Type Name of Holder)
By:________________________________ Name: Title: Outstanding Principal of Note:____________ Number of shares of Preferred Stock:_______